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                                                                    EXHIBIT 3.23

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "BLACK CREEK COMMUNICATIONS, L.P.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MAY, A.D. 1998, AT 4:01 O'CLOCK P.M.




                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2898367  8100                             AUTHENTICATION: 9209073

     981283369                                 DATE: 07-21-98
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                               STATE OF DELAWARE

                       CERTIFICATE OF LIMITED PARTNERSHIP

                        BLACK CREEK COMMUNICATIONS, L.P.

     THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

     The name of the limited partnership is Black Creek Communications, L.P.

     The name and address of the Registered Agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     The name and mailing address of each general partner is as follows:

                    Black Creek Management, L.L.C.
                    515 Congress Avenue, Suite 2626
                    Austin, Texas 78701

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Black Creek Communications, L.P. as of this 19th day of May, 1998.

                              BLACK CREEK MANAGEMENT,L.L.C.

                              BY: /s/ J. MERRITT BELISLE
                                 -----------------------
                                  J. Merritt Belisle
                                  Manager